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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Settlement Agreement with Williams Telecommunications

     On December 8, 2005 Interland, Inc. ("Interland" or the "Company") entered into a Settlement Agreement and Release (the "Settlement Agreement") with WilTel Communications, LLC (f/k/a Williams Communications, LLC) ("WilTel") in which Interland agreed to pay WilTel $750,000 in exchange for a release from WilTel for any further obligation to purchase bandwidth or other services from WilTel pursuant to the Network Services Agreement dated June 30, 2000 between WilTel and Hostcentric, Inc. (as amended from time to time, the "NSA"). Interland had given WilTel notice of its intent to terminate the NSA prior to Interland's divestiture of its three data centers to Peer 1 Networks on August 31, 2005 and the Settlement Agreement is effective as of August 31, 2005.

     Interland acquired Hostcentric, Inc. ("Hostcentric") in June 2003. Under the NSA, Hostcentic was obligated to purchase bandwidth and other services from WilTel through April 2012.

     Pursuant to the terms of the NSA, if Interland had attempted to terminate the NSA prior to its expiration in 2012, Interland would have been obligated to pay a "Termination Fee." Prior to Interland's divestiture of its three data centers to Peer 1 Networks, Interland had discussed with WilTel the early termination of the NSA and the parties disagreed over its calculation. The
Settlement Agreement resolves that dispute and relieves Interland and Hostcentric from any obligation to make any minimum purchases under the NSA.

     The description of the Settlement Agreement above is qualified in its entirety by reference to the full text of the Settlement Agreement. A copy of the Settlement Agreement is incorporated herein by reference and attached hereto as Exhibit 10.1.



SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.
         Not applicable.

     (b) Pro Forma Financial Information.
         Not applicable.

     (c) Shell Company Transactions.
         Not applicable.

     (d) Exhibits.



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


         Exhibit Number       Description
         --------------       -----------
               10.1           Settlement  Agreement between Interland,  Inc. and
                              WilTel Communications, LLC dated August 31, 2005 and signed December 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2005              INTERLAND, INC.


                                      By:  /s/ Gonzalo Troncoso
                                           -------------------------------------
                                           Gonzalo Troncoso
                                           Executive Vice President and Chief
                                           Financial Officer
                                           (Principal Financial Officer)



         Exhibit Number       Description
         --------------       -----------
               10.1           Settlement  Agreement between Interland,  Inc. and
                              WilTel Communications, LLC dated August 31, 2005 and signed December 8, 2005.


                                       4